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                                                                   Exhibit 10.11

                             AMENDMENT NUMBER THREE
                            TO EMPLOYMENT AGREEMENT


     This Amendment to the Employment Agreement dated as of January 4, 1994, between Plantronics, Inc., a Delaware corporation (the "Company") and Robert S. Cecil (the "Executive") is entered into as of March 22, 1999.

                                    RECITALS

     A. The Company and the Executive are parties to an Employment Agreement entered into as of January 4, 1994, as amended pursuant to Amendment Number One entered into as of January 4, 1995 and Amendment Number Two entered into as of January 1, 1998 (the "Employment Agreement").

     B. The Company and the Executive desire to clarify and amend the Employment Agreement effective March 22, 1999.

     In consideration of the foregoing and the respective covenants and agreements of the parties contained herein, the Company and the Executive agree as follows:

     1.  Paragraph 16 - Relocation Expenses: The second full paragraph of
         Section 16 shall be replaced in its entirety with the following:

         "If the Executive's employment terminates other than for cause, then the Company will pay or reimburse the Executive, or his designated beneficiaries or estate, for up to $100,000 of the Executive's relocation expenses in connection with a move to more than one location of the Executive's worldwide choice under the same or comparable terms and conditions as provided under the Relocation Agreement."

     2. In all other respects, the Employment Agreement shall continue in full force and effect without change.

     3. This Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned representative of the Company, on behalf of the Company and the Company's Board of Directors and Compensation Committee, and the Executive have executed this Amendment as of the date set forth above.

PLANTRONICS, INC.                       EXECUTIVE



By: /s/ TRUDE C. TAYLOR                 By: /s/ ROBERT S. CECIL
   -------------------------               -----------------------------
   Trude C. Taylor                         Robert S. Cecil